[LETTERHEAD OF WACHOVIA MORTGAGE CORPORATION]


                              MANAGEMENT ASSESSMENT

Wachovia Mortgage Corporation (the "Company") is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission relating to the servicing of asset-based securities transactions involving first lien mortgage loans (the Platform) as of and for the period ended December 31, 2006 except for servicing criteria 1122(d)(1)(iii), 1122(d)(3) (i)(A), 1122(d)(3)(i)(B),
1122(d)(3)(i)(C),     1122(d)(3)(i)(D),     1122(d)(3)(ii),     1122(d)(3)(iii),
1122(d)(3)(iv),      1122(d)(4)(ii),      1122(d)(4)(xi),       1122(d)(4)(xii),
1122(d)(4)(xiii), and 1122(d)(4)(xv), which the Company has determined are not applicable to the activities it performs with respect to the Platform. With respect to servicing criteria 1122(d)(2)(i) and 1122(d)(4)(iv), management has engaged a vendor to perform the activities required by these servicing criteria. The Company's management has determined that the vendor is not considered a "servicer" as defined in Item 1101(j) of Regulation AB, and the Company's management has elected to take responsibility for assessing compliance with the servicing criteria applicable to the vendor as permitted by Interpretation 17.06 of the SEC Division of Corporation Finance Manual of Publicly Available Telephone Interpretations ("Interpretation 17.06"). As permitted by Interpretation 17.06, management has asserted that it has policies and procedure in place designed to provide reasonable assurance that the vendor's activities comply in all material respects with the servicing criteria applicable to the vendor. The Company's management is solely responsible for determining that it meets the SEC requirements to apply Interpretation 17.06 for the vendor and related criteria. Exhibit A identifies the individual asset-backed transactions defined by management as constituting the Platform.

The Company's management has assessed the effectiveness of the Company's compliance with the applicable servicing criteria as of and for the period ended December 31, 2006. In making this assessment, management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB.
(Exhibit B)

Based on such assessment, management believes that, as of and for the period ended December 31, 2006, the Company has complied in all material respects with the servicing criteria set forth in Item 1122 (d) of Regulation AB of the Securities and Exchange Commission relating to the servicing platform.

KPMG LLP, a registered public accounting firm, has issued an attestation report with respect to management's assessment of compliance with the applicable servicing criteria as of and for the period ended December 31, 2006. (Exhibit
C).

February 27, 2007                               /s/ Timothy Schuck
                                                --------------------------
                                                         Timothy Schuck
                                                         Senior Vice-President
                                                         2/27/07
                                                         Date








EXHIBIT A

CSMC 2006-1
CWMBS  2006-J1
MSM 2006-2 CSMC  2006-2
MSM  2006-3AR
MSM  2006-5AR
BSALTA 2006-2
CSMC 2006-3
MSM 2006-6AR
BSABS I 2006-AC3
MSM 2006-7
MSM 2006-8AR
GSR 2006-5F
PRIME 2006-1
GSR 2006-6F
MALT 2006-3
MSM 2006-9AR
NAAC 2006-AF2
CSMC 2006-7
GSAA  2006-14
MSM  2006-13ARX
CSAB 06-2
GSAA  2006-16
CSMC 2006-8
NAAC 2006-AR3
CSMC 2006-9
MSM  2006-17XS
NAAC 2006-AR4
GSAA 2006-19
HALO 2006-2
GSAA 2006-20



                                                     EXHIBIT B
----------------- --------------------------------------------------------- ---------------------------- ---------------------
                                                                               APPLICABLE SERVICING          INAPPLICABLE
                                     SERVICING CRITERIA                              CRITERIA             SERVICING CRITERIA
----------------- --------------------------------------------------------- ---------------------------- ---------------------
----------------- --------------------------------------------------------- -------------- ------------- ---------------------
   REFERENCE                              CRITERIA                          PERFORMED BY    PERFORMED
                                                                               COMPANY      BY VENDOR
----------------- --------------------------------------------------------- -------------- ------------- ---------------------
----------------- --------------------------------------------------------- -------------- ------------- ---------------------

                                GENERAL SERVICING CONDITIONS
----------------- --------------------------------------------------------- -------------- ------------- ---------------------
----------------- --------------------------------------------------------- -------------- ------------- ---------------------
1122(d)(1)(i)     Policies and procedures are instituted to monitor any           X
                  performance or other triggers and events of default in
                  accordance with the transaction agreements.
----------------- --------------------------------------------------------- -------------- ------------- ---------------------
----------------- --------------------------------------------------------- -------------- ------------- ---------------------
1122(d)(1)(ii)    If any material servicing activities are outsourced to X third parties, policies and procedures are instituted to monitor the third party's  performance  and compliance with such servicing activities.
----------------- --------------------------------------------------------- -------------- ------------- ---------------------
----------------- --------------------------------------------------------- -------------- ------------- ---------------------
                  Any requirements in the transaction agreements to
                  maintain a back-up servicer for the mortgage loans are                                          X
1122(d)(1)(iii) maintained.
----------------- --------------------------------------------------------- -------------- ------------- ---------------------
----------------- --------------------------------------------------------- -------------- ------------- ---------------------
                  A fidelity bond and errors and  omissions  policy is in effect
                  on  the  party   participating   in  the  servicing   function
                  throughout  the  reporting  period in the amount X of coverage required by and otherwise in accordance
1122(d)(1)(iv) with the terms of the transaction agreements.
----------------- --------------------------------------------------------- -------------- ------------- ---------------------
----------------- --------------------------------------------------------- -------------- ------------- ---------------------

                             CASH COLLECTION AND ADMINISTRATION
----------------- --------------------------------------------------------- -------------- ------------- ---------------------
----------------- --------------------------------------------------------- -------------- ------------- ---------------------
1122(d)(2)(i)     Payments on mortgage loans are deposited into the               X           X (1)
                  appropriate custodial bank accounts and related bank
                  clearing accounts no more than two business days
                  following receipt, or such other number of days
                  specified in the transaction agreements.
----------------- --------------------------------------------------------- -------------- ------------- ---------------------
----------------- --------------------------------------------------------- -------------- ------------- ---------------------
                  Disbursements made via wire transfer on behalf of an
                  obligor or to an investor are made only by authorized           X
1122(d)(2)(ii) personnel.
----------------- --------------------------------------------------------- -------------- ------------- ---------------------
----------------- --------------------------------------------------------- -------------- ------------- ---------------------
                  Advances of funds or guarantees  regarding  collections,  cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and X
1122(d)(2)(iii) approved as specified in the transaction agreements.
----------------- --------------------------------------------------------- -------------- ------------- ---------------------
----------------- --------------------------------------------------------- -------------- ------------- ---------------------
                  The related accounts for the transaction, such as cash reserve
                  accounts    or   accounts    established    as   a   form   of
                  overcollateralization, are separately maintained (e.g., X with respect to commingling of cash) as set forth in
1122(d)(2)(iv) the transaction agreements.
----------------- --------------------------------------------------------- -------------- ------------- ---------------------
----------------- --------------------------------------------------------- -------------- ------------- ---------------------
                  Each  custodial  account is maintained at a federally  insured
                  depository   institution  as  set  forth  in  the  transaction
                  agreements. For purposes of this criterion, "federally insured depository  institution" with respect X to a foreign financial institution means a foreign  financial  institution that meets the requirements of
1122(d)(2)(v) Rule 13k-1(b)(1) of the Securities Exchange Act.
----------------- --------------------------------------------------------- -------------- ------------- ---------------------
----------------- --------------------------------------------------------- -------------- ------------- ---------------------
                  Unissued checks are safeguarded so as to prevent                X
1122(d)(2)(vi)    unauthorized access.
----------------- --------------------------------------------------------- -------------- ------------- ---------------------





------------------- --------------------------------------------------------------- ----------------------------- ------------------
                                          SERVICING CRITERIA                            APPLICABLE SERVICING          INAPPLICABLE
                                                                                              CRITERIA            SERVICING CRITERIA
------------------- --------------------------------------------------------------- ----------------------------- ------------------
------------------- --------------------------------------------------------------- -------------- -------------- ------------------
    REFERENCE                                  CRITERIA                             PERFORMED BY     PERFORMED
                                                                                       COMPANY       BY VENDOR
------------------- --------------------------------------------------------------- -------------- -------------- ------------------
------------------- --------------------------------------------------------------- -------------- -------------- ------------------
1122(d)(2)(vii)     Reconciliations are prepared on a monthly basis for all               X
                    asset-backed securities related bank accounts, including
                    custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction
                    agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original
                    identification, or such other number of days specified in the transaction agreements.
------------------- --------------------------------------------------------------- -------------- -------------- ------------------
------------------- --------------------------------------------------------------- -------------- -------------- ------------------

                                  INVESTOR REMITTANCES AND REPORTING
------------------- --------------------------------------------------------------- -------------- -------------- ------------------
------------------- --------------------------------------------------------------- -------------- -------------- ------------------
1122(d)(3)(i)(A)    Reports to investors, including those to be filed with the                                           X (2)
                    Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.
                    Specifically, such reports (A) are prepared in accordance
                    with timeframes and other terms set forth in the transaction agreements;
------------------- --------------------------------------------------------------- -------------- -------------- ------------------
------------------- --------------------------------------------------------------- -------------- -------------- ------------------
                    (B) provide information calculated in accordance with the                                            X (2)
1122(d)(3)(i)(B)    terms specified in the transaction agreements;
------------------- --------------------------------------------------------------- -------------- -------------- ------------------
------------------- --------------------------------------------------------------- -------------- -------------- ------------------
                    (C) are filed with the Commission as required by its rules                                             X
1122(d)(3)(i)(C)    and regulations; and
------------------- --------------------------------------------------------------- -------------- -------------- ------------------
------------------- --------------------------------------------------------------- -------------- -------------- ------------------
                    (D) agree with investors' or the trustee's records as to the
                    total unpaid principal balance and number of mortgage loans                                          X (2)
1122(d)(3)(i)(D)    serviced by the Servicer.
------------------- --------------------------------------------------------------- -------------- -------------- ------------------
------------------- --------------------------------------------------------------- -------------- -------------- ------------------
                    Amounts due to investors are allocated and remitted in
                    accordance with timeframes, distribution priority and other                                          X (2)
1122(d)(3)(ii)      terms set forth in the transaction agreements.
------------------- --------------------------------------------------------------- -------------- -------------- ------------------
------------------- --------------------------------------------------------------- -------------- -------------- ------------------
                    Disbursements made to an investor are posted within two
                    business days to the Servicer's investor records, or such                                            X (2)
1122(d)(3)(iii)     other number of days specified in the transaction agreements.
------------------- --------------------------------------------------------------- -------------- -------------- ------------------
------------------- --------------------------------------------------------------- -------------- -------------- ------------------
                    Amounts remitted to investors per the investor reports agree
                    with cancelled checks, or other form of payment, or custodial                                        X (2)
1122(d)(3)(iv)      bank statements.
------------------- --------------------------------------------------------------- -------------- -------------- ------------------
------------------- --------------------------------------------------------------- -------------- -------------- ------------------
                                      POOL ASSET ADMINISTRATION
------------------- --------------------------------------------------------------- -------------- -------------- ------------------
------------------- --------------------------------------------------------------- -------------- -------------- ------------------
                    Collateral or security on mortgage loans is maintained as
                    required by the transaction agreements or related mortgage          X (3)                            X (4)
1122(d)(4)(i)       loan documents.
------------------- --------------------------------------------------------------- -------------- -------------- ------------------
------------------- --------------------------------------------------------------- -------------- -------------- ------------------
                    Mortgage loan and related documents are safeguarded as                                               X (4)
1122(d)(4)(ii)      required by the transaction agreements.
------------------- --------------------------------------------------------------- -------------- -------------- ------------------
------------------- --------------------------------------------------------------- -------------- -------------- ------------------
                    Any additions, removals or substitutions to the asset pool
                    are made, reviewed and approved in accordance with any                X
1122(d)(4)(iii) conditions or requirements in the transaction agreements.
------------------- --------------------------------------------------------------- -------------- -------------- ------------------
------------------- --------------------------------------------------------------- -------------- -------------- ------------------
                    Payments on mortgage loans,  including any payoffs,  made in accordance  with the related  mortgage  loan  documents  are posted to the Servicer's obligor records maintained no more
                    than two business days after receipt, or such other number of         X            X (1)
                    days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in
1122(d)(4)(iv) accordance with the related mortgage loan documents.
------------------- --------------------------------------------------------------- -------------- -------------- ------------------
------------------- --------------------------------------------------------------- -------------- -------------- ------------------
                    The Servicer's records regarding the mortgage loans agree
                    with the Servicer's records with respect to an obligor's              X
1122(d)(4)(v) unpaid principal balance.
------------------- --------------------------------------------------------------- -------------- -------------- ------------------
------------------- --------------------------------------------------------------- -------------- -------------- ------------------
                    Changes  with respect to the terms or status of an obligor's mortgage loans (e.g.,  loan  modifications or re-agings) are made,  reviewed  and approved by  authorized  personnel in X accordance with the transaction agreements and related pool
1122(d)(4)(vi) asset documents.
------------------- --------------------------------------------------------------- -------------- -------------- ------------------





------------------- --------------------------------------------------------------- ----------------------------- ------------------
                                          SERVICING CRITERIA                            APPLICABLE SERVICING         INAPPLICABLE
                                                                                              CRITERIA            SERVICING CRITERIA
------------------- --------------------------------------------------------------- ----------------------------- ------------------
------------------- --------------------------------------------------------------- -------------- -------------- ------------------
    REFERENCE                                  CRITERIA                             PERFORMED BY   PERFORMED BY
                                                                                       COMPANY           VENDOR
------------------- --------------------------------------------------------------- -------------- -------------- ------------------
------------------- --------------------------------------------------------------- -------------- -------------- ------------------
1122(d)(4)(vii)     Loss  mitigation  or  recovery  actions  (e.g.,  forbearance plans,  X  modifications  and deeds in lieu of  foreclosure,
                    foreclosures   and   repossessions,   as   applicable)   are
                    initiated,  conducted and  concluded in accordance  with the
                    timeframes  or  other   requirements   established   by  the
                    transaction agreements.
------------------- --------------------------------------------------------------- -------------- -------------- ------------------
------------------- --------------------------------------------------------------- -------------- -------------- ------------------
                    Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the
                    transaction agreements, and describe the entity's activities          X
                    in monitoring delinquent mortgage loans including, for
                    example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness
1122(d)(4)(viii) or unemployment).
------------------- --------------------------------------------------------------- -------------- -------------- ------------------
------------------- --------------------------------------------------------------- -------------- -------------- ------------------
                    Adjustments to interest rates or rates of return for mortgage
                    loans with variable rates are computed based on the related           X
1122(d)(4)(ix) mortgage loan documents.
------------------- --------------------------------------------------------------- -------------- -------------- ------------------
------------------- --------------------------------------------------------------- -------------- -------------- ------------------
                    Regarding any funds held in trust for an obligor (such as
                    escrow accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the
                    transaction agreements; (B) interest on such funds is paid,
                    or credited, to obligors in accordance with applicable                X
                    mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number
1122(d)(4)(x) of days specified in the transaction agreements.
------------------- --------------------------------------------------------------- -------------- -------------- ------------------
------------------- --------------------------------------------------------------- -------------- -------------- ------------------
                    Payments  made  on  behalf  of an  obligor  (such  as tax or insurance  payments)  are  made  on or  before  the  related penalty or expiration dates, as indicated on the appropriate bills or
                    notices for such payments, provided that such support has                                            X (5)
                    been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the
1122(d)(4)(xi) transaction agreements.
------------------- --------------------------------------------------------------- -------------- -------------- ------------------
------------------- --------------------------------------------------------------- -------------- -------------- ------------------
                    Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer's
                    funds and not charged to the obligor, unless the late payment                                        X (5)
1122(d)(4)(xii)     was due to the obligor's error or omission.
------------------- --------------------------------------------------------------- -------------- -------------- ------------------
------------------- --------------------------------------------------------------- -------------- -------------- ------------------
                    Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the
                    servicer, or such other number of days specified in the                                              X (5)
1122(d)(4)(xiii)    transaction agreements.
------------------- --------------------------------------------------------------- -------------- -------------- ------------------
------------------- --------------------------------------------------------------- -------------- -------------- ------------------
                    Delinquencies, charge-offs and uncollectible accounts are
                    recognized and recorded in accordance with the transaction            X
1122(d)(4)(xiv)     agreements.
------------------- --------------------------------------------------------------- -------------- -------------- ------------------
------------------- --------------------------------------------------------------- -------------- -------------- ------------------
                    Any external enhancement or other support, identified in Item
                    1114(a)(I)  through (3) or Item 1115 of Regulation  AB, is X
1122(d)(4)(xv)      maintained as set forth in the transaction agreements.
------------------- --------------------------------------------------------------- -------------- -------------- ------------------


Footnote 1 - Payments on mortgage loans received via a lockbox are collected by a vendor who deposits the funds into the appropriate custodial bank clearing account no more than two business days following receipt, or such other number of days specified in the transaction agreements.

Footnote 2 - Per SEC Telephone Interpretation 11.03, the Company provides information to another servicer (the Master Servicer) that enables the other party to complete its duties under the transaction agreement. The information conveyed to the Master Servicer by the Company is generated by servicing activities that fall under particular criterion in Regulation AB Item 1122
(d)(4), Pool Asset Administration. As such, Management's Assessment addresses the accurate conveyance of the information as part of the applicable Regulation AB Item 1122(d)(4), Pool Asset Administration, criteria.

Footnote 3 - The Company did not own the pool assets when they were placed into a transaction included in the Platform. The Company originated the pool assets in the Platform and sold the pool assets to third parties servicing retained. These third parties subsequently securitized the pool assets. As part of the sale agreement representations and warranties, the Company was responsible for perfection of the mortgage. Per the servicing activities related to this criterion, as outlined in SEC Telephone Interpretation 11.04, the Company's Management Assessment only includes the mortgage perfection servicing activity.

Footnote 4 - The Company did not own the pool asset when it was placed into a transaction included in the Platform. A third party owner of the pool asset is responsible for the maintenance and safeguarding of the collateral, security, mortgage loan and related documents. As such, these criteria are inapplicable servicing criteria of the Company.

Footnote 5 - The Company has outsourced these servicing criteria to vendors who are providing their own management assessment of the relevant criteria.